UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 14, 2013

Level 3 Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-15658	47-0210602
(State or other	(Commission File	(IRS Employer
jurisdiction of incorporation)	Number)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado (Address of principal executive offices)	80021 (Zip code)

720-888-1000
(Registrant’s telephone number including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

On November 14, 2013, Level 3 Communications, Inc. (“Level 3”) and its wholly owned subsidiary, Level 3 Financing, Inc. (“Level 3 Financing”), entered into an indenture (the “Indenture”) with The Bank of New York Mellon Trust Company, N.A., as trustee, in connection with Level 3 Financing’s issuance of $640,000,000 in aggregate principal amount of its 6.125% Senior Notes due 2021 (the “6.125% Senior Notes”). The net proceeds from the offering, together with cash on hand, will be used to redeem all of Level 3 Financing’s outstanding 10% Senior Notes due 2018, including accrued interest, applicable premiums and expenses. The 6.125% Senior Notes are senior unsecured obligations of Level 3 Financing, ranking equal in right of payment with all other senior unsecured obligations of Level 3 Financing. Level 3 has guaranteed the 6.125% Senior Notes on an unsecured basis. The 6.125% Senior Notes will mature on January 15, 2021. Interest on the Notes will be payable on April 15 and October 15 of each year, beginning on April 15, 2014.

Prior to November 15, 2016, at the option of Level 3 Financing, the 6.125% Senior Notes will be subject to redemption, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days’ prior notice, at 100% of the principal amount of 6.125% Senior Notes so redeemed plus (i) the applicable make-whole premium set forth in the Indenture, as of the redemption date and (ii) accrued and unpaid interest thereon (if any) up to, but not including, the redemption date. On and after November 15, 2016, at the option of Level 3 Financing, the 6.125% Senior Notes will be subject to redemption, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days’ prior notice at the redemption prices set forth below (expressed as a percentage of principal amount), plus accrued and unpaid interest thereon (if any) up to, but not including the redemption date. The redemption price for the 6.125% Senior Notes if redeemed during the twelve months beginning (a) November 15, 2016 is 103.063%, (b) November 15, 2017 is 101.531% and (c) November 15, 2018 and thereafter is 100.000%.

In addition, at any time or from time to time on or prior to November 15, 2016, Level 3 Financing may redeem up to 35% of the original aggregate principal amount of the 6.125% Senior Notes at a redemption price equal to 106.125% of the principal amount of the 6.125% Senior Notes so redeemed, plus accrued and unpaid interest thereon (if any) up to, but not including the redemption date, with the net cash proceeds contributed to the capital of Level 3 Financing from one or more private placements of common stock of Level 3 or underwritten public offerings of common stock of Level 3 resulting, in each case, in gross proceeds of at least $100 million in the aggregate. However, at least 65% of the original aggregate principal amount of the 6.125% Senior Notes must remain outstanding immediately after giving effect to such redemption. Any such redemption is required to be made within 90 days following such private placement or public offering upon not less than 30 nor more than 60 days’ prior notice.

The offering of the 6.125% Senior Notes has not been registered under the Securities Act of 1933, as amended, and the 6.125% Senior Notes may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The 6.125% Senior Notes were sold to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933, as amended, and non-U.S. persons outside the United States under Regulation S under the Securities Act of 1933, as amended.

On November 14, 2013, Level 3, Level 3 Financing and the initial purchasers of the 6.125% Senior Notes entered into a registration rights agreement (the “Registration Agreement”) regarding the 6.125% Senior Notes pursuant to which Level 3 and Level 3 Financing agreed, among other things, to file an exchange offer registration statement with the Securities and Exchange Commission.

The Indenture is filed as Exhibit 4.1 to this Form 8-K and incorporated herein by reference. The descriptions of the material terms of the Indenture are qualified in their entirety by reference to such exhibit.

The Registration Agreement is filed as Exhibit 4.2 to this Form 8-K and incorporated herein by reference. The descriptions of the material terms of the Registration Agreement are qualified in their entirety by reference to such exhibit.

Item 8.01.  Other Events

(i)                                 On November 14, 2013, Level 3 Financing distributed a notice of redemption to the holders of Level 3 Financing’s 10% Senior Notes due 2018. The redemption of all of Level 3 Financing’s outstanding 10% Senior Notes due 2018 is scheduled to occur on December 16, 2013.

(ii)                                  On November 15, 2013, Level 3 issued a press release relating to the closing of Level 3 Financing’s private offering of $640 million aggregate principal amount of the 6.125% Senior Notes and the distribution by Level 3 Financing of a notice of redemption to holders of its 10% Senior Notes due 2018.

That press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference as if set forth in full.

Item 9.01.                Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

None

(b) Pro Forma Financial Information

None

(c) Shell Company Transactions

None

(d) Exhibits

4.1                               Indenture, dated as of November 14, 2013, among Level 3 Communications, Inc., as Guarantor, Level 3 Financing, Inc., as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the 6.125% Senior Notes due 2021 of Level 3 Financing, Inc.

4.2                               Registration Agreement, dated as of November 14, 2013, among Level 3 Communications, Inc., Level 3 Financing, Inc. and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, Credit Suisse Securities (USA) LLC, Jefferies LLC, and J.P. Morgan Securities LLC, relating to Level 3 Financing, Inc.’s 6.125% Senior Notes due 2021.

99.1                        Press Release, dated November 15, 2013, relating to the closing of the private offering of senior notes and distribution of notice of redemption by Level 3 Financing, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LEVEL 3 COMMUNICATIONS, INC.

/s/ Neil J. Eckstein
Neil J. Eckstein
Senior Vice President

Date: November 18, 2013

EXHIBIT INDEX

Exhibit	Description

4.1

Indenture, dated as of November 14, 2013, among Level 3 Communications, Inc., as Guarantor, Level 3 Financing, Inc., as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the 6.125% Senior Notes due 2021 of Level 3 Financing, Inc.

4.2

Registration Agreement, dated as of November 14, 2013, among Level 3 Communications, Inc., Level 3 Financing, Inc. and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, Credit Suisse Securities (USA) LLC, Jefferies LLC, and J.P. Morgan Securities LLC, relating to Level 3 Financing, Inc.’s 6.125% Senior Notes due 2021.

99.1	Press Release, dated November 15, 2013, relating to the closing of the private offering of senior notes and distribution of notice of redemption by Level 3 Financing, Inc.